UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 5, 2009
(Date of earliest event reported)
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TECHWELL, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-52014	77-0451738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

408 E. Plumeria Drive
San Jose, California 95134
(Address of principal executive office, with zip code)

(408) 435-3888
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On February 5, 2009 Techwell, Inc. issued a press release reporting its financial results for the three months and year ended December 31, 2008.  The full text of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated February 5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 5, 2009

TECHWELL, INC.

		By:	/s/ Mark Voll
Mark Voll
Vice President of Finance and Administration and Chief Financial Officer